EXHIBIT 99.1

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-6,
                   Asset-Backed Certificates, Series 2005-6

Goldman Sachs                      GSAA 05 06

==============================================================================


------------------------------------------------
Stats
------------------------------------------------
Count: 4104
Schedule Balance: $1,097,125,992.63
AverageSched Bal: $267,330.89
GrossWAC: 5.790
NetWAC: 5.519
OTERM: 360
RTERM: 359
ATERM: 357
AGE: 1
First CAP: 5.44
Periodic CAP: 2.33
MAXRATE: 11.56
MINRATE: 2.51
MTR: 43.30
MARGIN: 2.49
OLTV: 77.09
COLTV: 88.02
FICO: 713.693
------------------------------------------------



------------------------------------------------
Current Rate                             Percent
------------------------------------------------
3.001 - 3.500                               0.04
3.501 - 4.000                               0.02
4.001 - 4.500                               0.50
4.501 - 5.000                               5.23
5.001 - 5.500                              29.03
5.501 - 6.000                              41.19
6.001 - 6.500                              15.74
6.501 - 7.000                               6.62
7.001 - 7.500                               1.26
7.501 - 8.000                               0.24
8.001 - 8.500                               0.14
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Scheduled Balance                        Percent
------------------------------------------------
0.01 - 50,000.00                            0.07
50,000.01 - 100,000.00                      2.04
100,000.01 - 150,000.00                     7.82
150,000.01 - 200,000.00                    11.40
200,000.01 - 250,000.00                    12.21
250,000.01 - 275,000.00                     6.38
275,000.01 - 350,000.00                    19.24
350,000.01 - 400,000.00                     8.34
400,000.01 - 450,000.00                     5.92
450,000.01 - 500,000.00                     6.85
500,000.01 - 550,000.00                     3.77
550,000.01 - 600,000.00                     3.83
600,000.01 - 750,000.00                     5.67
750,000.01 - 850,000.00                     1.32
850,000.01 - 950,000.00                     2.29
950,000.01 - 1,000,000.00                   2.43
1,000,000.01 - 1,250,000.00                 0.42
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Original Term                            Percent
------------------------------------------------
180                                         0.00
316                                         0.01
360                                        99.99
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
RemTerm                                  Percent
------------------------------------------------
179.000                                     0.00
315.000                                     0.01
350.000                                     0.02
351.000                                     0.04
352.000                                     0.19
353.000                                     0.42
354.000                                     0.31
355.000                                     1.48
356.000                                     6.23
357.000                                     5.66
358.000                                    13.87
359.000                                    39.29
360.000                                    32.46
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Am WAM                                   Percent
------------------------------------------------
0.000 - 59.999                             90.66
120.000 - 179.999                           0.00
180.000 - 239.999                           0.07
300.000 - 359.999                           8.24
360.000 >=                                  1.02
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Age                                      Percent
------------------------------------------------
0                                          32.42
1                                          39.34
2                                          13.87
3                                           5.66
4                                           6.23
5                                           1.48
6                                           0.31
7                                           0.42
8                                           0.19
9                                           0.04
10                                          0.02
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
States                                   Percent
------------------------------------------------
CA                                         49.00
FL                                          5.13
AZ                                          3.81
VA                                          4.81
GA                                          3.04
NV                                          4.02
MD                                          3.54
CO                                          2.43
IL                                          2.97
WA                                          2.44
Other                                      18.81
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Original LTV                             Percent
------------------------------------------------
0.001 - 50.000                              2.18
50.001 - 60.000                             2.51
60.001 - 70.000                             9.75
70.001 - 75.000                             9.24
75.001 - 80.000                            70.67
80.001 - 85.000                             0.77
85.001 - 90.000                             2.83
90.001 - 95.000                             1.66
95.001 - 100.000                            0.39
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Combined LTV                             Percent
------------------------------------------------
0.001 - 50.000                              1.99
50.001 - 60.000                             1.72
60.001 - 70.000                             6.48
70.001 - 75.000                             5.69
75.001 - 80.000                            16.66
80.001 - 85.000                             2.10
85.001 - 90.000                            18.12
90.001 - 95.000                            13.18
95.001 - 100.000                           34.05
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
FICO                                     Percent
------------------------------------------------
560.000 - 579.999                           0.05
580.000 - 599.999                           0.01
600.000 - 619.999                           0.17
620.000 - 639.999                           2.28
640.000 - 659.999                           5.92
660.000 - 679.999                          14.18
680.000 - 699.999                          17.06
700.000 - 719.999                          18.82
720.000 - 739.999                          12.95
740.000 - 759.999                          12.26
760.000 - 779.999                           8.85
780.000 - 799.999                           5.66
800.000 - 819.999                           1.76
820.000 - 839.999                           0.03
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
PMI                                      Percent
------------------------------------------------
CMAC                                        0.26
GEMICO                                      0.51
MORTGAGE GUARANTY INSURANCE CO              1.09
OLTV <= 80 - NO MI                         94.35
PMI MORTGAGE INSURANCE CO                   1.72
RADIAN                                      0.60
REPUBLIC MORTGAGE INSUANCE CO               0.54
TRIAD                                       0.43
UGIC                                        0.49
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Occupancy Code                           Percent
------------------------------------------------
NON OWNER                                  16.79
OWNER OCCUPIED                             80.18
SECOND HOME                                 3.02
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Property Type                            Percent
------------------------------------------------
2-4 FAMILY                                  5.77
CONDO                                      11.24
HI-RISE CONDO                               0.65
PUD                                        13.48
PUD ATTACHED                                1.77
PUD DETACHED                                7.55
SINGLE FAMILY                              38.31
SINGLE FAMILY ATTACHED                      0.78
SINGLE FAMILY DETACHED                     20.44
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Purpose                                  Percent
------------------------------------------------
CASHOUT REFI                               23.34
PURCHASE                                   64.73
RATE/TERM REFI                             11.93
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Documentation Type                       Percent
------------------------------------------------
FULL/ALT DOC                               27.35
NO DOC WITH VERFIED ASSETS                  2.07
NO DOC/NINA                                 8.62
REDUCED DOC                                 5.30
STATED DOC                                 56.68
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Interest Only                            Percent
------------------------------------------------
N                                           9.34
Y                                          90.66
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                          May 3, 2005 12:53                        Page 1 of 2

Goldman Sachs                      GSAA 05 06

==============================================================================



------------------------------------------------
Interest Only Term                       Percent
------------------------------------------------
0.000                                       9.34
6.000                                       0.05
24.000                                      0.46
36.000                                      4.15
60.000                                     24.17
84.000                                      0.16
120.000                                    61.67
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Silent                                   Percent
------------------------------------------------
N                                          35.03
Y                                          64.97
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Prepay Flag                              Percent
------------------------------------------------
N                                          71.87
Y                                          28.13
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Prepay Term                              Percent
------------------------------------------------
0.000                                      71.87
3.000                                       0.05
6.000                                       3.82
7.000                                       0.52
12.000                                      1.78
24.000                                      2.62
30.000                                      0.03
36.000                                     16.98
42.000                                      0.38
60.000                                      1.96
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
DTI                                      Percent
------------------------------------------------
<= 0.000                                   10.96
0.001 - 10.000                              0.47
10.001 - 20.000                             2.38
20.001 - 30.000                            12.53
30.001 - 40.000                            48.36
40.001 - 50.000                            24.12
50.001 - 60.000                             1.17
60.001 - 70.000                             0.03
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Conforming                               Percent
------------------------------------------------
CONFORMING                                 63.19
NON CONFORMING                             36.81
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Arm Index                                Percent
------------------------------------------------
1 MONTH LIBOR                               2.20
1 YEAR LIBOR                               24.85
1 YEAR TREASURY                             0.01
6 MONTH LIBOR                              72.94
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Margins                                  Percent
------------------------------------------------
1.001 - 1.500                               0.04
1.501 - 2.000                               0.79
2.001 - 2.500                              64.39
2.501 - 3.000                              24.21
3.001 - 3.500                              10.57
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
First Adjustment Cap                     Percent
------------------------------------------------
1.000                                       0.59
2.000                                       1.66
3.000                                       7.63
4.000                                       0.19
4.250                                       0.05
4.750                                       0.02
5.000                                      59.41
5.875                                       0.02
6.000                                      24.28
12.000                                      6.15
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Periodic Cap                             Percent
------------------------------------------------
1.000                                      37.54
2.000                                      45.60
3.000                                       0.05
5.000                                       1.63
6.000                                       9.19
6.125                                       0.56
6.250                                       0.29
6.375                                       0.36
6.500                                       0.64
6.625                                       0.59
6.750                                       0.65
6.875                                       0.46
7.000                                       0.71
7.125                                       0.72
7.250                                       0.62
7.375                                       0.18
7.500                                       0.05
7.625                                       0.11
8.125                                       0.01
8.500                                       0.04
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Max Rate                                 Percent
------------------------------------------------
9.001 - 9.500                               0.01
9.501 - 10.000                              1.14
10.001 - 10.500                            11.78
10.501 - 11.000                            16.48
11.001 - 11.500                            20.46
11.501 - 12.000                            33.59
12.001 - 12.500                             9.88
12.501 - 13.000                             3.78
13.001 - 13.500                             1.23
13.501 - 14.000                             0.13
15.001 >=                                   1.52
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Floor Rate                               Percent
------------------------------------------------
1.001 - 1.500                               0.04
1.501 - 2.000                               0.79
2.001 - 2.500                              63.25
2.501 - 3.000                              24.55
3.001 - 3.500                              10.63
3.501 - 4.000                               0.26
4.001 - 4.500                               0.13
4.501 - 5.000                               0.11
5.001 - 5.500                               0.15
6.001 - 6.500                               0.01
6.501 - 7.000                               0.06
7.001 >=                                    0.02
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Number of Units                          Percent
------------------------------------------------
1                                          94.19
2                                           3.07
3                                           1.45
4                                           1.29
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Product Type                             Percent
------------------------------------------------
1 MONTH ARM                                 2.20
10 YEAR ARM                                 0.41
2 YEAR ARM                                  3.60
3 YEAR ARM                                 40.67
5 YEAR ARM                                 45.41
6 MONTH ARM                                 6.74
7 YEAR ARM                                  0.97
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------
Self Employment Flag                     Percent
------------------------------------------------
N                                          76.82
Y                                          23.18
------------------------------------------------
Total:                                    100.00
------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                          May 3, 2005 12:53                        Page 2 of 2